Exhibit 10.13

AMENDMENT TO THIRD ADDENDUM

TO DISTRIBUTOR FRANCHISE AGREEMENT

This Amendment to the Third Addendum to Distributor Franchise Agreement is entered into by and between CITGO Petroleum Corporation (“CITGO”) and SSP Partners (“SSP”) on March 28, 2001.

WHEREAS, CITGO and SSP have entered into a Third Addendum to Distributor Franchise Agreement dated September 6, 1999 (the “Third Addendum to DFA”).

WHEREAS, the Third Addendum to the DFA sets forth the purchase price for motor fuels sold by CITGO to SSP and delivered to certain stations that are operated by SSP (the “Operated Stores”). SSP has requested that this purchase price also apply for motor fuels sold by CITGO to SSP and delivered to stores that are operated by dealers, but the stores’ gasoline inventory is owned and priced by SSP or the store is an unattended fueling site where the gasoline inventory is owned and priced by SSP (collectively the “Consignment Stores”)

WHEREAS. SSP has also agreed to brand with CITGO certain locations that are currently branded Exxon, Chevron and, if SSP acquires the Tex Mart Stores, the Tex Mart Stores.

NOW THEREFORE, in consideration of the premises and covenants contained herein, IT IS AGREED AS FOLLOWS:

1.	The purchase price for motor fuels sold, by CITGO to SSP and delivered to the Consignment Stores that are listed on the attached Exhibit A shall be determined in accordance with the provisions of the Third Addendum to DFA; except that SSP’s gross margins on gasoline sales and gross profit net on merchandise sales will not be separately determined for the Consignment Stores, but in lieu thereof, the Parties agree to use the same gross margins for gasoline sales and-gross profit net from the sale of merchandise for the Consignment Stores on a per gallon of purchased gasoline basis as determined and used for the Operated Stores.

2.	Exhibit A may be amended from time to time by the Parties.

3.	The effective date of this Amendment is January 1, 2001. However the effective date of the Third Addendum to the DFA was August 2, 1999, and for the purposes of providing written notice of re-negotiation under the Third Addendum to the DFA, the sixty (60) day window remains unchanged and shall be thirty (30) days before and thirty (30) days after August 2 of each year.

4.	SSP shall brand with CITGO certain locations that are currently branded either Exxon or Chevron, and if SSP acquires the Tex Mart stores, the Tex Mart stores that are currently branded Conoco. The locations that will be branded with CITGO shall be mutually agreed upon by both SSP and CITGO.

5.	Except as set forth in this Amendment, all other provisions of the Third Addendum to DFA shall remain in full force and effect.

IN WITNESS WHEREOF the parties have executed this Amendment to the Third Addendum to DFA on the date and year above written.

CITGO PETROLEUM CORPORATION		SSP PARTNERS

By:	/s/	By:	/s/ Sam L. Susser

Title:	SVP		Sam L. Susser, President

Exhibit A

Amendment to Third Addendum to Distributor Franchise Agreement

Division	Location Name	City	Brand	Refiner ID	Terminal	Gasoline Gallons
ANR	[***]	[***]	Unbranded	[***]	Brownsville	[***]
ANR	[***]	[***]	Unbranded	[***]	Brownsville	[***]
ANR	[***]	[***]	Unbranded**	[***]	Brownsville	[***]
ANR	[***]	[***]	CITGO	[***]	Brownsville	[***]
ANR	[***]	[***]	CITGO	[***]	Corpus	[***]
ANR	[***]	[***]	CITGO	[***]	Corpus	[***]
ANR	[***]	[***]	CITGO	[***]	Corpus	[***]
ANR	[***]	[***]	CITGO	[***]	Corpus	[***]
ANR	[***]	[***]	CITGO	[***]	Corpus	[***]
ANR	[***]	[***]	Unbranded**	[***]	Edinburg	[***]
ANR	[***]	[***]	Unbranded	[***]	Edinburg	[***]
ANR	[***]	[***]	Unbranded	[***]	Edinburg	[***]
ANR	[***]	[***]	Unbranded	[***]	Edinburg	[***]
ANR	[***]	[***]	Unbranded	[***]	Edinburg	[***]
ANR	[***]	[***]	Unbranded	[***]	Edinburg	[***]
ANR	[***]	[***]	Unbranded	[***]	Edinburg	[***]
ANR	[***]	[***]	Unbranded	[***]	Edinburg	[***]
ANR	[***]	[***]	Unbranded	[***]	Edinburg	[***]
ANR	[***]	[***]	Unbranded**	[***]	Edinburg	[***]
ANR	[***]	[***]	CITGO	[***]	Edinburg	[***]
ANR	[***]	[***]	CITGO	[***]	Edinburg	[***]
ANR	[***]	[***]	CITGO	[***]	Edinburg	[***]
ANR	[***]	[***]	CITGO	[***]	Edinburg	[***]
ANR	[***]	[***]	CITGO	[***]	Edinburg	[***]
ANR	[***]	[***]	Unbranded	[***]	North Houston	[***]
ANR	[***]	[***]	Unbranded	[***]	North Houston	[***]
ANR	[***]	[***]	Unbranded	[***]	North Houston	[***]
ANR	[***]	[***]	Unbranded	[***]	North Houston	[***]
ANR	[***]	[***]	Unbranded	[***]	North Houston	[***]
ANR	[***]	[***]	CITGO	[***]	North Houston	[***]
ANR	[***]	[***]	CITGO	[***]	North Houston	[***]
ANR	[***]	[***]	CITGO	[***]	North Houston	[***]
ANR	[***]	[***]	CITGO	[***]	North Houston	[***]
ANR	[***]	[***]	CITGO	[***]	North Houston	[***]
ANR	[***]	[***]	CITGO	[***]	North Houston	[***]
ANR	[***]	[***]	CITGO	[***]	North Houston	[***]
ANR	[***]	[***]	CITGO	[***]	North Houston	[***]
ANR	[***]	[***]	CITGO	[***]	North Houston	[***]
ANR	[***]		CITGO	[***]	North Houston	[***]
ANR	[***]	[***]	CITGO	[***]	North Houston	[***]
ANR	[***]	[***]	CITGO	[***]	North Houston	[***]
ANR	[***]	[***]	CITGO	[***]	North Houston	[***]

	Total Brownsville					[***]
	Total Corpus Christi					[***]
	Total Edinburg					[***]
	Total North Houston					[***]
	Total Gallons					[***]